REGISTRATION RIGHTS AGREEMENT

                                                                January 26, 1996

To the several persons named
   at the foot hereof


Ladies and Gentlemen:

         This will confirm that (a) with respect to the several individuals and entities named as Purchasers in the Securities Purchase and Asset Transfer Agreement dated as of January 26, 1996 (the "Purchase Agreement") among AMCOMP INCORPORATED, a Delaware corporation (the "Company"), Welsh, Carson, Anderson & Stowe VII, L.P., a Delaware limited partnership ("WCAS VII"), Sprout Growth II, L.P., a Delaware limited partnership ("Sprout"), and the other several purchasers named in Annex I thereto (WCAS VII, Sprout and such other several purchasers are hereinafter referred to collectively as the "Purchasers"), in consideration of (i) the purchase by the Purchasers pursuant to Sections 1.01 and 1.04 of the Purchase Agreement (A) from the Company of 1,400,000 shares of Series A Convertible Preferred Stock, par value $1 per share ("Series A Preferred Stock"), of the Company and (B) from the Founders (as defined herein) of 1,600,000 shares (the "Common Shares") of the Company's Common Stock, $.01 par value per share, and (ii) the possible future purchases by the Purchasers from the Company pursuant to Article II of the Purchase Agreement of (X) up to 1,000,000 additional shares of Series A Preferred Stock and (Y) up to 1,000,000 shares of 10% Series B Non-Convertible Cumulative Preferred Stock, $1 par value per share ("Series B Preferred Stock," and collectively with the Series A Preferred Stock, the "Preferred Stock"), of the Company, and as an inducement to the Purchasers to consummate the transactions contemplated by the Purchase
Agreement, and (b) with respect to the several stockholders of the Company listed in Annex II to the Purchase Agreement (collectively, the "Founders"), in consideration of the entry by them into the Stockholders Agreement, dated as of the date hereof, among the stockholders of the Company, and as an inducement to them to consummate the transactions contemplated by the Stockholders Agreement and the Purchase Agreement, the Company hereby covenants and agrees with each of you, and with each subsequent holder of Restricted Stock (as such term is defined herein), and with each holder of Founders Stock (as hereinafter defined) as follows:

         1. Certain Definitions. As used herein, the following terms shall have the following respective meanings:

                  "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "Common Stock" means the Common Stock, $.01 par value per share, of the Company, as constituted as of the date of this Agreement, subject to adjustment pursuant to the provisions of Section 10 hereof.

                  "Conversion Stock" means the shares of Common Stock issuable upon conversion of any of the Series A Preferred Stock.

                  "Exchange Act" means the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Founders Stock" means the 3,400,000 shares of Common Stock to be owned by the Founders upon consummation of the transactions
         contemplated   by  Section  1.01  and  Section  1.04  of  the  Purchase
         Agreement.

                  "Registration  Expenses"  means the  expenses so  described in
         Section 8 hereof.

                  "Restricted Stock" means the shares of capital stock of the Company, other than Founders Stock, the certificates for which are required to bear the legend set forth in Section 2 hereof.

                  "Securities  Act"  means  the  Securities  Act of  1933 or any
         similar  federal  statute,   and  the  rules  and  regulations  of  the
         Commission thereunder, all as the same shall be in effect at the time.

                  "Selling Expenses" means the expenses so described in Section 8 hereof.

         2. Restrictive Legend. Each certificate representing the Common Shares, each certificate representing the Preferred Stock, each certificate representing the Founders Stock, each certificate representing the Conversion Stock and each certificate issued upon exchange, adjustment or transfer thereof, other than in a public sale or as otherwise permitted by the last paragraph of Section 3 hereof, shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

         3. Notice of Proposed Transfer. Prior to any proposed transfer of any Restricted Stock or Founders Stock, as the case may be (other than under the circumstances described in Sections 4, 5 or 6 hereof), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company (it being agreed that Reboul, MacMurray, Hewitt, Maynard & Kristol is and shall be satisfactory) to the effect that the proposed transfer of the Restricted Stock or Founders Stock, as the case may be, may be effected without registration under the Securities Act, whereupon the holder of such Restricted Stock or Founders Stock, as the case may be, shall be entitled to transfer such Restricted Stock or Founders Stock, as the case may be, in accordance with the terms of its notice. Each certificate for Restricted Stock or Founders Stock, as the case may be, transferred as above provided shall bear the legend set forth in Section 2, unless (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

         The foregoing restrictions on transferability of Restricted Stock and Founders Stock shall terminate as to any particular shares of Restricted Stock or Founders Stock when such shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement concerning such shares. Whenever a holder of Restricted Stock or Founders Stock is able to demonstrate to the Company (and its counsel) that the provisions of Rule 144(k) of the Securities Act are available to such holder without limitation, such holder of Restricted Stock or Founders Stock shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in Section 2.

4.       Required Registration.

         (a) Subject to the provisions of paragraph (e) below, following the expiration of thirty (30) months after the Initial Closing Date, or, if earlier, the date on which the Company completes an Initial Public Offering (as defined in the Purchase Agreement), at any time the holders of Restricted Stock constituting at least a majority of the Restricted Stock outstanding at such time may request the Company to register under the Securities Act all or any portion of the Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice provided, however, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock; provided, further, however, that in any such case the reasonably anticipated aggregate price to the public of the shares to be so registered shall not be less than $10,000,000. For the purposes of calculating the holdings of outstanding Restricted Stock by holders of Preferred Stock for purposes of this Section 4(a) and Section 13(d), (i) holders of Series A Preferred Stock shall be treated as the holders of the number of shares of Conversion Stock then issuable upon conversion of such shares and (ii) Series B Preferred Stock shall not be counted.

         (b) Promptly following receipt of any notice under this Section 4, the Company shall notify any holders of Restricted Stock from whom notice has not been received and any holders of Founders Stock, and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from such requesting holders, the number of shares of Restricted Stock specified in such notice (and in any notices received from other such holders of Restricted Stock and holders of Founders Stock, as the case may be, within 20 days after their receipt of such notice from the Company); provided, however, that if the proposed method of disposition specified by the requesting holders shall be an underwritten public offering, the number of shares of Restricted Stock or Founders Stock or both, as the case may be, to be included in such an offering may be reduced (first, pro rata among the requesting holders of Founders Stock based on the number of shares of Founders Stock so requested to be registered and second, pro rata among the requesting holders of Restricted Stock based on the number of shares of Restricted Stock so requested to be registered) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the Restricted Stock to be sold. If such method of disposition shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to the approval of the selling holders of a majority of the Restricted Stock included in the offering, which approval shall not be unreasonably withheld. Notwithstanding anything to the contrary contained herein, the obligation of the Company under this Section 4 shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holder, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto; provided, however, that if such notice is given and such a registration statement shall have been filed under the Securities Act and the registration is thereafter terminated for any reason other than a determination by the Company not to proceed with the same, then, unless the requesting holders shall pay all Registration Expenses (as defined herein) in connection therewith, such attempted registration shall count as a required registration pursuant to this Section 4 by the holders of Restricted Stock, requesting the same for purposes of paragraph (e) below, in which event, the Company will permit such parties an additional registration pursuant to this Section 4, in which all Registration Expenses (as well as all Selling Expenses) will be paid by the requesting holders.

         (c) In the event that the Board of Directors of the Company determines in good faith that the filing of a registration statement pursuant hereto would be detrimental to the Company, the Board of Directors may defer such filing for a period not to exceed sixty (60) days. The Board of Directors may not effect more than one such deferral during any twelve month period. The Board of Directors agrees to promptly notify all holders of Restricted Stock of any such deferral, and shall provide to such holders a reasonably complete explanation therefor.

         (d) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold. Except as provided in this paragraph (d), the Company will not effect any other registration of its Common Stock, whether for its own account or that of other holders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

         (e) Notwithstanding anything to the contrary contained herein, the Company shall be obligated to register Restricted Stock pursuant to this Section 4 on two occasions only.

5.       Form S-3 Registration.

         (a) If the Company shall receive from any holder or holders of Restricted Stock or Founders Stock, a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to Restricted Stock or Founders Stock, as the case may be, owned by such holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $1,500,000, the Company will:

                  (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other holders of Restricted Stock and Founders Stock; and

                  (ii) as soon as is reasonably practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other government requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such holder's or holders' Restricted Stock or Founders Stock, as the case may be, as are specified in such request, together with all or such portion of the Restricted Stock or Founders Stock of any holder or holders joining in such request as are specified in a written request given within thirty (30) days after receipt of such written notice from the Company, provided, however that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 5(a) (A) more than once in any 180-day period, or (B) if the Company is not entitled to use Form S-3, and further provided, however, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock. Subject to the foregoing, the Company shall file a registration statement covering the Restricted Stock and Founders Stock so requested to be registered as soon as is reasonably practicable after receipt of the request or requests of the holders of the Restricted Stock and Founders Stock, as the case may be.

         (b) Registrations effected pursuant to this Section 5 shall not be counted as requests for registration pursuant to Section 4.

         6. Incidental Registration. If the Company at any time (other than pursuant to Section 4 or 5 hereof) proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-4 or S-8 or another form not available for registering the Restricted Stock for sale to the public), it will give written notice at such time to all holders of outstanding Restricted Stock and Founders Stock of its intention to do so. Upon the written request of any such holder, given within 30 days after receipt of any such notice by the Company, to register any of its Restricted Stock or Founders Stock or both, as the case may be, (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock or Founders Stock or both, as the case may be, as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock or Founders Stock, as the case may be, so registered; provided that nothing herein shall prevent the Company from abandoning or delaying such registration at any time. In the event that any registration pursuant to this Section 6 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section 6 to register Restricted Stock or Founders Stock, as the case may be, shall specify that either (i) such Restricted Stock or Founders Stock, as the case may be, is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters in connection with such registration or (ii) such Restricted Stock or Founders Stock, as the case may be, is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Restricted Stock or Founders Stock or both, as the case may be, to be included in an underwriting in accordance with clause (i) above may be reduced pro rata among the requesting holders of Restricted Stock or Founders Stock, as applicable, based upon the number of shares of Restricted Stock or Founders Stock so requested to be registered, if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that such number of shares of Restricted Stock or Founders Stock or both, as the case may be, shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company.

         Notwithstanding anything to the contrary contained in this Section 6, in the event that there is a firm commitment underwritten public offering of securities of the Company
                                       -7-
pursuant to a registration covering Restricted Stock or Founders Stock or both, as the case may be, and a holder of Restricted Stock or Founders Stock, as the case may be, does not elect to sell his Restricted Stock or Founders Stock, as the case may be, to the underwriters of the Company's securities in connection with such offering, such holder shall refrain from selling such Restricted Stock or Founders Stock, as the case may be, so registered pursuant to this Section 6 during the period of distribution of the Company's securities by such underwriters and the period in which the underwriting syndicate participates in the after market; provided, however, that such holder shall, in any event, be entitled to sell its Restricted Stock or Founders Stock, as the case may be, commencing on the 90th day after the effective date of such registration statement or, if later, on such date (but in no event later than the 180th day after such effective date) as contractual "lock-up" restrictions imposed by the underwriters shall expire or be released.

         7. Registration Procedures. If and whenever the Company is required by the provisions of Section 4, 5 or 6 hereof to use its best efforts to effect the registration of any of the Restricted Stock or Founders Stock or both, as the case may be, under the Securities Act, the Company will, as expeditiously as possible:

                  (a) prepare (and afford counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4 hereof, shall be on Form S-1 or another form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                  (b) prepare (and afford counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and as comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock or Founders Stock or both, as the case may be, covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to each seller and to each underwriter such number of copies of the registration statement and the
                                       -8-
         prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock or Founders Stock or both, as the case may be, covered by such registration statement;

                  (d) use its best efforts to register or qualify the Restricted Stock or Founders Stock or both, as the case may be, covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or Founders Stock or both, as the case may be, or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any jurisdiction);

                  (e) immediately notify each seller under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (following which notification the sellers agree to discontinue sales of their Restricted Stock or Founders Stock covered by such Registration Statement until such misstatement or omission shall have been remedied);

                  (f)  use  all   reasonable   efforts   (if  the   offering  is
         underwritten) to furnish, at the request of any seller, on the date that Restricted Stock or Founders Stock or both, as the case may be, is delivered to the underwriters for sale pursuant to such registration:
         (i) an opinion of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller and dated such date, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements, the notes thereto, and the financial schedules and other financial and statistical data contained therein) and (C) to such other effects as may reasonably be requested by counsel for the underwriters or by such seller or its counsel and which are customary in underwritings of the type being undertaken, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or seller may reasonably request; and

                  (g) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and permit such seller, attorney, accountant or agent to participate in the preparation of such registration statement.

For purposes of paragraphs (a) and (b) above and of Section 4(c) hereof, the period of distribution of Restricted Stock or Founders Stock or both, as the case may be, in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock or Founders Stock or both, as the case may be, in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock or Founders Stock or both, as the case may be, covered thereby or six months after the effective date thereof.

                  In connection with each registration hereunder, the selling holders of Restricted Stock and Founders Stock, if applicable, will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

                  In connection with each registration pursuant to Sections 4, 5 and 6 hereof covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature, provided, however, that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof and provided, further, however, that the time and place of the closing under said agreement shall be as mutually agreed upon among the Company, such managing underwriter and the selling holders of Restricted Stock and Founders Stock, if applicable.

         8. Expenses. All expenses incurred by the Company in complying with Sections 4, 5 and 6 hereof, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and fees and expenses of one counsel for the sellers of Restricted Stock and the sellers of Founders Stock (or, if there shall be no sellers of Restricted Stock, one counsel for the sellers of Founders Stock), but excluding any Selling Expenses, are herein called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock or Founders Stock or both, as the case may be, are herein called "Selling Expenses".

                  The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 4, 5 or 6 hereof. All Selling Expenses in connection with any registration statement filed pursuant to
Section 4, 5 or 6 hereof shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

         9. Indemnification. In the event of a registration of any of the Restricted Stock or Founders Stock or both, as the case may be, under the Securities Act pursuant to Section 4, 5 or 6 hereof, the Company will indemnify and hold harmless each seller of such Restricted Stock or Founders Stock, as the case may be, thereunder and each underwriter of Restricted Stock or Founders Stock or both, as the case may be, thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged
                                      -11-
untrue statement of any material fact contained in any registration statement under which such Restricted Stock or Founders Stock or both, as the case may be, was registered under the Securities Act pursuant to Section 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

                  In the event of a registration of any of the Restricted Stock or Founders Stock or both, as the case may be, under the Securities Act pursuant to Section 4, 5 or 6 hereof, each seller of such Restricted Stock or Founders Stock, as the case may be, thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock or Founders Stock or both, as the case may be, was registered under the Securities Act pursuant to Section 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; provided, further, however, that the liability of each seller hereunder shall be limited to the proceeds (net of underwriting discounts and commissions) received by such seller from the sale of Restricted Stock or Founders Stock, as the case may be, covered by such registration statement.

                  Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  If the indemnification provided for in the first two paragraphs of this Section 9 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the underwriters and the sellers of such Restricted Stock or Founders Stock, as the case may be, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under the third paragraph of this Section 9. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the underwriters and the sellers of such Restricted Stock or Founders Stock, as the case may be, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of you agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation (even if all of the sellers of such Restricted Stock or Founders Stock, as the case may be, were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, the sellers of such Restricted Stock or Founders Stock, as the case may be, shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the
                                      -14-

Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

                  The  indemnification  of  underwriters  provided  for in  this
Section 9 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters. In that event the indemnification of the sellers of Restricted Stock or Founders Stock or both, as the case may be, in such underwriting shall at the sellers' request be modified to conform to such terms and conditions.

         10. Changes in Common Stock. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

         11. Representations and Warranties of the Company. The Company represents and warrants to you as follows:

                  (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                  (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to considerations of public policy in the case of the indemnification provisions hereof.

         12. Rule 144 Reporting. The Company agrees with you as follows:

                  (a) The Company shall make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or (c)(2), whichever is applicable, under the Securities Act, at all times from and after the date it is first required to do so.

                  (b) The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time after the Company has become subject to such reporting requirements of the Exchange Act.

                  (c) The Company shall furnish to such holder of Restricted Stock forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after the date it first becomes subject to such reporting requirements) and of the Securities Act and the Exchange Act (at any time from and after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as a holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Restricted Stock to sell any such securities without registration.

         13.      Miscellaneous.

                  (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Restricted Stock shall inure to the benefit of any and all subsequent holders from time to time of the Restricted Stock for so long as the certificates representing the Restricted Stock shall be required to bear the legend specified in Section 2 hereof.

                  (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by first class registered mail, postage prepaid, addressed as follows:

                  if to the Company, to it at

                  701 U.S. Highway One
                  Suite 200
                  North Palm Beach, Florida 33408

                  Attention: Chief Executive Officer
                  with a copy to

                  Olshan, Grundman, Frome & Rosenzweig LLP
                  505 Park Avenue
                  New York, New York 10022

                  Attention: David J. Adler, Esq.

                  if to any holder of Restricted Stock, to such holders at the address as set forth under such holder's name in Annex I to the Purchase Agreement;

                  if to any Founder, to him at his address as set forth in Annex II to the Purchase Agreement;

                  if to any subsequent holder of Restricted Stock or Founders Stock, to such holder at such address as may have been furnished to the Company in writing by such holder;

         or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Stock or Founders Stock) or to the holders of Restricted Stock or Founders Stock (in the case of the Company).

                  (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  (d) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. This Agreement may not be modified or amended except in writing signed by the Company and the holders of not less than 66-2/3% of each of the Restricted Stock and Founders Stock then outstanding, provided that no modification or amendment shall deprive any holder of Restricted Stock or Founders Stock of any material right under this Agreement without such holder's consent. The Company will not grant any registration rights to any other person without the written consent of the holders of 66-2/3% of the Restricted Stock then outstanding if such rights could reasonably be expected to conflict with, or be on a parity with, the rights of holders of Restricted Stock granted under this Agreement. If pursuant to Section 1.04 of the Purchase Agreement, the Initial Purchasers instead of the Deferring Purchasers (as such terms are defined in the Purchase Agreement) purchase the shares of capital stock of the Company to be purchased on the Deferred Closing Date (as so defined) as provided therein, then all references to "Purchasers" herein shall be deemed references to "Initial Purchasers" as so defined.

                  (e)  This   Agreement   may  be   executed   in  two  or  more
         counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this letter (herein sometimes called "this Agreement") shall be a binding agreement between the Company and you.


                                         Very truly yours,

                                         AMCOMP INCORPORATED


                                         By /s/  Sam A. Stephens
                                           ------------------------------------
                                           President

AGREED TO AND ACCEPTED
as of the date first
above written.

THE FOUNDERS:


/s/ Sam A. Stephens
----------------------------------
         Sam A. Stephens


/s/ Dale E. Hanson
----------------------------------
         Dale E. Hanson


/s/ Alan N. Duggan
----------------------------------
         Alan N. Duggan

THE PURCHASERS:

WELSH CARSON, ANDERSON & STOWE VII, L.P.
By WCAS VII Partners, L.P., General Partner

By: /s/ Laura VanBuren
    ------------------------------

WCAS HEALTHCARE PARTNERS, L.P.
By WCAS HP Partners, General Partner

By: /s/ Laura VanBuren
    ------------------------------
         General Partner

SPROUT GROWTH II, L.P.
By: DLJ Capital Corporation
Its: Managing General Partner

By: /s/ Paul Queally
    ------------------------------
           Paul Queally
Its:     Attorney-In-Fact



SPROUT CAPITAL VII, L.P.
By DLJ Capital Corporation
Its: Managing General Partner


By: /s/ Paul Queally
    ------------------------------
           Paul Queally
Its:     Attorney-In-Fact

DLJ CAPITAL CORPORATION


By: /s/ Paul Queally
    ------------------------------
   Title: Attorney-In-Fact

/s/ Patrick J. Welsh
----------------------------------
         Patrick J. Welsh

/s/ Russel L. Carson
----------------------------------
         Russell L. Carson

/s/ Bruce K. Anderson
----------------------------------
         Bruce K. Anderson

/s/ Richard H. Stowe
----------------------------------
         Richard H. Stowe


/s/ Andrew M. Paul
----------------------------------
    Andrew M. Paul

/s/ Thomas E. McInerney
----------------------------------
         Thomas E. McInerney


/s/ Laura VanBuren
----------------------------------
         Laura VanBuren



/s/ James B. Hoover
----------------------------------
         James B. Hoover


/s/ Robert A. Minicucci
----------------------------------
         Robert A. Minicucci

/s/ Anthony J. de Nicola
----------------------------------
        Anthony J. de Nicola

DLJSC AS CUSTODIAN FOR
  DAVID F. BELLET


By: /s/ David F. Bellet
   ----------------------------------
        Trustee


HORIZON INVESTMENTS ASSOCIATES, I


By: /s/ Illegible
   ----------------------------------
    Managing Partner

SPROUT CEO FUND, L.P.
By
Its:     Managing General Partner


By: /s/ Paul Queally
    ----------------------------------
            Patrick Queally
Its:     Attorney-In-Fact

                    AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT
                        AND REGISTRATION RIGHTS AGREEMENT


                  AMENDMENT NO. 1 dated July 8, 1996 to STOCKHOLDERS AGREEMENT and REGISTRATION RIGHTS AGREEMENT by and among AmComp Incorporated, a Delaware corporation (the "Company"), Florida Administrators, Inc., a Florida corporation ("FAI"), and the several parties named on the signature pages hereof under the heading "Stockholders" (collectively, the "Stockholders").

                               W I T N E S S E T H
                               - - - - - - - - - -

                  WHEREAS, the Company, FAI and the Stockholders have entered into (i) a certain Stockholders Agreement dated as of January 26, 1996 and (ii) a certain Registration Rights Agreement dated January 26, 1996 (the "Registration Rights Agreement"); and

                  WHEREAS, the parties to each of the Stockholders Agreement and Registration Rights Agreement desire to amend and clarify such Agreements.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained, the parties hereto agree as follows:

                  Section 1. Capitalized Terms. All capitalized terms used herein and not defined shall have the meanings accorded them in the Stockholders Agreement.

                  Section 2. Transferees of Common Stock. No sale, transfer or other disposition of shares of Common Stock pursuant to Section 4 of the Stockholders Agreement shall be valid unless any such transferee thereof is joined as a party to the Stockholders Agreement and the Registration Rights Agreement by executing and delivering a Consent and Agreement substantially in the form of Exhibit A-1 hereto or A-2 hereto, whichever is applicable.

                  Section 3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this

Amendment as of the day and year first above written.

                                           AMCOMP INCORPORATED


                                           By:/s/  Sam A. Stephens
                                              ----------------------------------
                                              Name:  Sam A. Stephens
                                              Title: President

                                           FLORIDA ADMINISTRATIONS, INC.


                                           By:/s/  Sam A. Stephens
                                              ----------------------------------
                                              Name: Sam A. Stephens
                                              Title:President

                                           THE STOCKHOLDERS


                                           /s/ Sam A. Stephens
                                           -------------------------------------
                                           Sam A. Stephens


                                           /s/ Dale E. Hanson
                                           -------------------------------------
                                           Dale E. Hanson


                                           /s/ Alan N. Duggan
                                           -------------------------------------
                                           Alan N. Duggan

                                           WELSH CARSON, ANDERSON & STOWE
                                                    VII, L.P.

                                           By:      WCAS VII Partners, L.P.,
                                                             General Partner


                                           By: /s/ Laura VanBuren
                                              ----------------------------------
                                              Name: Laura VanBuren
                                              Title:

                                           WCAS HEALTHCARE PARTNERS, L.P.

                                           By:      WCAS HP Partners,
                                                         General Partner


                                           By: /s/ Laura VanBuren
                                              ----------------------------------
                                              Name: Laura VanBuren
                                              Title:

                                           SPROUT GROWTH II, L.P.

                                           By:      DLJ Capital Corporation

                                           Its:     Managing General Partner


                                           By: /s/ Richard E. Kroon
                                              ----------------------------------
                                              Name: Richard E. Kroon
                                              Title:

                                           SPROUT CAPITAL VII, L.P.

                                           By:      DLJ Capital Corporation

                                           Its:     Managing General Partner


                                           By: /s/ Richard E. Kroon
                                              ----------------------------------
                                              Name: Richard E. Kroon
                                              Title:

                                           DLJ CAPITAL CORPORATION


                                           By: /s/ Richard E. Kroon
                                              ----------------------------------
                                              Name: Richard E. Kroon
                                              Title:


                                           /s/ Patrick J. Welsh
                                           -------------------------------------
                                           Patrick J. Welsh


                                           /s/ Russel L. Carson
                                           -------------------------------------
                                           Russel L. Carson


                                           /s/ Bruce K. Anderson
                                           -------------------------------------
                                           Bruce K. Anderson


                                           /s/ Richard H. Stowe
                                           -------------------------------------
                                           Richard H. Stowe


                                           /s/ Andrew M. Paul
                                           -------------------------------------
                                           Andrew M. Paul


                                           /s/ Thomas E. McInerney
                                           -------------------------------------
                                           Thomas E. McInerney

                                           /s/ Laura VanBuren
                                           -------------------------------------
                                           Laura VanBuren


                                           /s/ James B. Hoover
                                           -------------------------------------
                                           James B. Hoover


                                           /s/ Robert A. Minicucci
                                           -------------------------------------
                                           Robert A. Minicucci


                                           /s/ Anthony J. de Nicola
                                           -------------------------------------
                                           Anthony J. de Nicola


                                           DAVID F. BELLET - TRUSTEE F/B/O DAVID
                                           F. BELLET PROFIT SHARING PLAN,  DLJSC
                                           CUSTODIAN


                                           By: /s/ David F. Bellet
                                              ----------------------------------
                                              Name:
                                              Title:

                                           HORIZON INVESTMENTS ASSOCIATES, I


                                           By: /s/ illegible
                                              ----------------------------------
                                              Name:
                                              Title:

                                           SPROUT CEO FUND, L.P.

                                           By:

                                           Its:     Managing General Partner


                                           By: /s/ illegible
                                              ----------------------------------
                                              Name:
                                              Title:

                                           /s/ John K. Carlyle
                                           -------------------------------------
                                           John K. Carlyle


                                           /s/ Daniel J. Thomas
                                           -------------------------------------
                                           Daniel J. Thomas


                                           /s/ Richard D. Rehm, M.D.
                                           -------------------------------------
                                           Richard D. Rehm, M.D.


                                           /s/ James M. Greenwood
                                           -------------------------------------
                                           James M. Greenwood


                                           /s/ Fred R. Lowe
                                           -------------------------------------
                                           Fred R. Lowe

                                                                     EXHIBIT A-1

                              CONSENT AND AGREEMENT
                                 (Founder Group)

                  WHEREAS, AmComp Incorporated, a Delaware corporation (the "Company"), Florida Administrators, Inc., a Florida corporation ("FAI"), and the several parties named on the signature pages thereof under the heading "Purchasers" and the several parties named on the signature pages thereof under the heading "Founders" are parties to (i) a certain Stockholders Agreement dated as of January 26, 1996 (the "Stockholders Agreement") and (ii) a certain Registration Rights Agreement dated January 26, 1996 (the "Registration Rights Agreement").

                  WHEREAS, _________________ has agreed to transfer _______ shares of Common Stock, $.01 par value per share, of the Company (the "Shares") to the undersigned.

                  NOW, THEREFORE, the undersigned hereby consents and agrees as follows:

                  4. The undersigned is joined as a party to the Stockholders Agreement as a Founder, except that the undersigned shall not be deemed to be a Founder under the Stockholders Agreement for purposes of (i) consenting to the designation of the Purchaser Designee pursuant to Section 1(a)(ii)(z) of the Stockholders Agreement or (ii) designating the Founder Designee pursuant to
Section 1(a)(ii)(B). The undersigned shall not be entitled in its capacity as a Stockholder to reasonable out-of-pocket expenses incurred by it in attending meetings as provided in the last sentence of Section 1(a) of the Stockholders Agreement. The provisions of Section 7(b) of the Stockholders Agreement shall be inapplicable to the undersigned. All capitalized terms used in this Section 1 and not defined herein shall have the meanings accorded them in the Stockholders Agreement.

                  5. The undersigned is joined as a party to the Registration Rights Agreement as a Founder and the Shares shall be deemed Founders Stock, except that the undersigned shall not be entitled to request that the Company effect a registration on Form S- 3 as provided in Section 5 of the Registration Rights Agreement. Notwithstanding the foregoing, if any other holder of Founders Stock or any holder of Restricted Stock shall make such a request of the Company, the undersigned shall be entitled to join in such request as contemplated by such Section 5. All capitalized terms used in this Section 2 and not defined herein shall have the meaning accorded them in the Registration Rights Agreement.

                  6. The undersigned acknowledges that the certificates for the Shares shall bear a legend substantially as follows:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS AGREEMENT, DATED AS OF JANUARY 26, 1996 AMONG AMCOMP INCORPORATED (THE "COMPANY") AND CERTAIN HOLDERS OF SHARES OF THE OUTSTANDING CAPITAL STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE COMPANY."

                  7. No sale, disposition or transfer of the Shares shall be made unless the transferee of such Shares shall agree to join the Stockholder Agreement and the Registration Rights Agreement by means of a Consent and Agreement substantially in the form hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Consent and Agreement on ___________________.



                                            ---------------------------------
                                            Name:


                                            Address:

                                            ---------------------------------


                                            ---------------------------------

                                                                     EXHIBIT A-2

                              CONSENT AND AGREEMENT
                                (Purchaser Group)

                  WHEREAS, AmComp Incorporated, a Delaware corporation (the "Company"), Florida Administrators, Inc., a Florida corporation ("FAI"), and the several parties named on the signature pages thereof under the heading "Purchasers" and the several parties named on the signature pages thereof under the heading "Founders" are parties to (i) a certain Stockholders Agreement dated as of January 26, 1996 (the "Stockholders Agreement") and (ii) a certain Registration Rights Agreement dated January 26, 1996 (the "Registration Rights Agreement").

                  WHEREAS, _________________ has agreed to transfer _______ shares of Common Stock, $.01 par value per share, of the Company (the "Shares") to the undersigned.

                  NOW, THEREFORE, the undersigned hereby consents and agrees as follows:

                  8. The undersigned is joined as a party to the Stockholders Agreement as a Purchaser, except that the undersigned shall not be deemed to be a Purchaser under the Stockholders Agreement for purposes of (i) consenting to the designation of the Founders Designee pursuant to Section 1(a)(i)(B) of the Stockholders Agreement or (ii) designating the Purchaser Designee pursuant to
Section 1(a)(ii)(z). The undersigned shall not be entitled in its capacity as a Stockholder to reasonable out-of-pocket expenses incurred by it in attending meetings as provided in the last sentence of Section 1(a) of the Stockholders Agreement. The provisions of Section 7(b) of the Stockholders Agreement shall be inapplicable to the undersigned. All capitalized terms used in this Section 1 and not defined herein shall have the meanings accorded them in the Stockholders Agreement.

                  9. The undersigned is joined as a party to the Registration Rights Agreement as a Purchaser and the Shares shall be deemed Restricted Stock, except that the undersigned shall not be entitled to request that the Company effect a registration on Form S- 3 as provided in Section 5 of the Registration Rights Agreement. Notwithstanding the foregoing, if any other holder of Restricted Stock or any holder of Founders Stock shall make such a request of the Company, the undersigned shall be entitled to join in such request as contemplated by such Section 5. All capitalized terms used in this Section 2 and not defined herein shall have the meaning accorded them in the Registration Rights Agreement.

                  10. The undersigned acknowledges that the certificates for the Shares shall bear a legend substantially as follows:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS AGREEMENT, DATED AS OF JANUARY 26, 1996 AMONG AMCOMP INCORPORATED (THE "COMPANY") AND CERTAIN HOLDERS OF SHARES OF THE OUTSTANDING CAPITAL STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE COMPANY."

                  11. No sale, disposition or transfer of the Shares shall be made unless the transferee of such Shares shall agree to join the Stockholder Agreement and the Registration Rights Agreement by means of a Consent and Agreement substantially in the form hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Consent and Agreement on ___________________.



                                         ---------------------------------
                                         Name:


                                         Address:

                                         ---------------------------------


                                         ---------------------------------